UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
April 20, 2010
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12474 (Commission File Number)	74-6411424 (I.R.S. Employer Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed by Torch Energy Royalty Trust (the “Trust”) in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2010, the Trust has been unable to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Annual Report”) with the SEC due to the inability of the Trust to obtain complete and reliable information required to prepare and file the Annual Report. Pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, the Trust received an extension until April 15, 2010 to file the 2009 Annual Report, which has now expired.
On April 23, 2010, the Trust issued a press release (the “Press Release”) disclosing the receipt of a letter from NYSE Regulation, Inc. (the “NYSE”) on April 20, 2010 informing the Trust that, as a result of its failure to timely file the 2009 Annual Report, the Trust is subject to certain procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual (“Section 802.01E”). The letter also stated that, regardless of the procedures specified in Section 802.01E, the NYSE could commence delisting procedures at any time during any period that is available to complete the filing of the 2009 Annual Report, if circumstances warrant.
The Trust is working diligently to obtain the information necessary to complete the 2009 Annual Report and intends to complete and file the 2009 Annual Report as soon as reasonably practicable.
A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 3.01.
Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.
This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release, dated April 23, 2010 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust
Date: April 23, 2010	By:	/s/ Bruce L. Bisson
Bruce L. Bisson,
Vice President
(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Torch Energy Royalty Trust Press Release, dated April 23, 2010 (furnished not filed).